UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 23, 1997


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.


ITEM 5.  Other Events.

Third Quarter Financial Results


	Net income for the quarter ended September 30, 1997 was 28 cents per share, compared to 30 cents per share for the third quarter 1996.

	Third quarter earnings from Utility operations decreased two cents per share as weather related decreases in electric and natural gas volumes and increased expenses related to steam plant maintenance, interest costs, property taxes and selling, general and administrative costs were not fully offset by increased revenues resulting from higher electric and natural gas rates and customer growth. Nonutility earnings were the same as last year. Earnings from telecommunication operations increased slightly as the Company began receiving revenue late in the quarter on its expanded fiber optic network. This positive earnings trend is expected to accelerate during the fourth quarter. The telecommunication increase was offset by lower earnings in coal, and oil and natural gas operations.

	Consolidated net income per share for the nine months ended September 30, 1997 was $1.36, an increase of 13 cents over the same period last year.
Earnings from Nonutility oil and natural gas operations contributed significantly to the increase primarily due to considerably higher market prices for oil and natural gas during the first quarter of 1997 and gains on the sales of non-strategic properties as the Company focuses its efforts on natural gas markets. During the second and third quarters, market prices returned to levels nearer those that were experienced in 1996. Coal operations earnings increased primarily due to increased sales to the Colstrip generating units, moderated somewhat by decreased prices. The Colstrip units are operating normally this year after being displaced in 1996 due to the availability of low-cost power in the region. Earnings from independent power operations decreased primarily due to a decrease in long-term power sales revenue resulting from a settlement with Puget Sound Energy. Nine-month ended Utility earnings decreased primarily for the same reasons as discussed for the third quarter. The decreases were partially offset by the Utility realizing better prices in electric wholesale activities in the first quarter and lower purchased power costs.

	Earnings for the twelve months ended September 30, 1997 increased 98 cents per share principally due to the absence of the 85 cent per share writedown of the investment in the Colorado coal mine and the adoption of SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of" recorded in the fourth quarter of 1995 and those items previously discussed.


	For comparative purposes, the following table shows the breakdown of consolidated net income per share:

			Quarter Ended
			September 30,
				1997  		1996

	Utility Operations	$	0.05	$	0.07
	Nonutility Operations		0.23		0.23
	Consolidated	$	0.28	$	0.30


			Nine Months Ended
		September 30,
				1997  		1996

	Utility Operations	$	0.61	$	0.68
	Nonutility Operations		0.75		0.55
	Consolidated	$	1.36	$	1.23


			Twelve Months Ended
			September 30,
				1997  		1996

	Utility Operations	$	1.06	$	1.24
	Nonutility Operations		1.10		(0.06)
		Consolidated	$	2.16	$	1.18

ITEM 7.  Exhibits.

99a	Consolidated Statements of Income for the Quarters Ended September 30,
1997 and 1996, Nine Months Ended September 30, 1997 and 1996, and for the Twelve Months Ended September 30, 1997 and 1996.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended September 30, 1997 and 1996, Nine Months Ended September 30, 1997 and 1996, and for the Twelve Months Ended September 30, 1997 and 1996.

99c	Nonutility Operations Schedule of Revenues and Expenses for the Quarters
Ended September 30, 1997 and 1996, Nine Months Ended September 30, 1997 and 1996, and for the Twelve Months Ended September 30, 1997 and 1996.

	Exhibit Index

Exhibit	Page

99a	Consolidated Statements of Income for the Quarters Ended
September 30, 1997 and 1996, Nine Months Ended September 30,
1997 and 1996, and for the Twelve Months Ended September 30,
1997 and 1996.	6

99b	Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended September 30, 1997 and 1996, Nine Months Ended
September 30, 1997 and 1996, and for the Twelve Months Ended
September 30, 1997 and 1996.	7

99c	Nonutility Operations Schedule of Revenues and Expenses for the
Quarters Ended September 30, 1997 and 1996, Nine Months Ended
September 30, 1997 and 1996, and for the Twelve Months Ended
September 30, 1997 and 1996.	8-9


Exhibit 99a

CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	Quarter Ended	Nine Months Ended	12 Months Ended
		September 30,  		September 30,  		September 30,
	1997	1996	1997	1996	1997	1996
	                 Thousands of Dollars
REVENUES		$234,240	$216,073	$731,661	$678,397	$1,026,472	$948,274

EXPENSES:
	Operations		98,455	89,058	288,812	276,920	393,441	388,006
	Maintenance		22,073	18,360	60,631	49,810	79,002	65,174
	Selling, general and
		administrative		27,955	24,587	86,761	75,036	122,868	101,403
	Taxes other than income
		taxes		24,767	21,751	74,073	64,561	97,415	84,779
	Depreciation, depletion and
		amortization		24,198	23,032	70,117	65,138	93,723	85,736
	Writedowns of long-lived
		assets											0		74,297
		197,448		176,788		580,394		531,465		786,449		799,395

	INCOME FROM OPERATIONS		36,792	39,285	151,267	146,932	240,023	148,879

INTEREST EXPENSE AND OTHER:
	Interest		13,958	12,803	39,394	36,481	51,679	47,502
	Distributions on preferred
		securities of subsidiary
		trust		1,373		4,119		4,122
	Other (income) deductions -
		net			(1,238)		(1,745)		(13,742)		(4,196)		(13,991)		(8,320)
		14,093		11,058		29,771		32,285		41,810		39,182

INCOME TAXES			6,458		9,998		44,298		41,817		74,455		37,984

NET INCOME		16,241	18,229	77,198	72,830	123,758	71,713

DIVIDENDS ON PREFERRED STOCK			923		1,807		2,768		5,420		5,705		7,227

NET INCOME AVAILABLE FOR
	COMMON STOCK		$	15,318	$	16,422	$	74,430	$67,410		$	118,053	$	64,486

AVERAGE NUMBER OF COMMON
	SHARES OUTSTANDING (000)		54,645	54,632	54,636	54,634	54,635	54,608

NET INCOME PER SHARE OF
	COMMON STOCK		$	0.28	$	0.30	$	1.36	$	1.23	$	2.16	$	1.18

	Exhibit 99b
UTILITY OPERATIONS
	Quarter Ended	Nine Months Ended	12 Months Ended
		September 30,  		September 30,  		September 30,
	1997	1996	1997	1996	1997	1996
	                 Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
	Revenues		$106,118	$	99,716	$323,635	$305,013	$448,793	$430,610
	Intersegment revenues			1,140		1,011		3,403		4,526		4,670		5,902
	107,258	100,727	327,038	309,539	453,463	436,512
EXPENSES:
	Power supply		33,520	32,981	99,754	99,726	136,845	145,260
	Transmission and
		distribution		8,027	8,347	23,936	23,368	30,831	29,672
	Selling, general and
		administrative		12,742	9,955	40,435	32,010	60,516	42,738
	Taxes other than income
		taxes		12,870	11,462	39,057	34,878	50,369	43,373
	Depreciation and
		amortization			13,524		12,719		39,986		35,814		52,652		46,442
		80,683		75,464		243,168		225,796		331,213		307,485

	INCOME FROM ELECTRIC
		OPERATIONS		26,575	25,263	83,870	83,743	122,250	129,027

NATURAL GAS UTILITY:

REVENUES:
	Revenues (other than gas
		supply cost revenues)		12,342	13,212	72,504	70,413	109,873	102,173
	Gas supply cost revenues		1,201	1,489	11,135	15,469	16,413	21,822
	Intersegment revenues			113		105		439		463		625		657
	13,656	14,806	84,078	86,345	126,911	124,652
EXPENSES:
	Gas supply costs		1,201	1,489	11,135	15,469	16,413	21,822
	Other production, gathering
		and exploration		2,106	2,230	6,781	6,921	9,195	9,426
	Transmission and
		distribution		2,762	3,004	8,398	8,911	11,198	11,662
	Selling, general and
		administrative		4,708	3,814	14,217	12,496	20,405	16,622
	Taxes other than income
		taxes		4,160	3,659	12,811	11,379	17,153	15,322
	Depreciation, depletion and
		amortization			3,247		3,135		9,750		8,995		12,903		11,695
		18,184		17,331		63,092		64,171		87,267		86,549

	INCOME (LOSS) FROM GAS
		OPERATIONS		(4,528)	(2,525)	20,986	22,174	39,644	38,103

INTEREST EXPENSE AND OTHER:
	Interest		13,541	12,040	38,107	35,091	49,676	46,046
	Distributions on preferred
		securities of subsidiary
		trust		1,373		4,119		4,122
	Other (income) deductions -
		net			(29)		(148)		(384)		(1,609)		824		(2,796)
		14,885		11,892		41,842		33,482		54,622		43,250

INCOME BEFORE INCOME TAXES AND
	DIVIDENDS		7,162	10,846	63,014	72,435	107,272	123,880

INCOME TAXES		3,227	5,202	26,695	29,960	43,421	49,201

DIVIDENDS ON PREFERRED STOCK			923		1,807		2,768		5,420		5,705		7,227

UTILITY NET INCOME AVAILABLE FOR
	COMMON STOCK		$	3,012	$	3,837	$	33,551	$	37,055	$	58,146	$	67,452

	Exhibit 99c

NONUTILITY OPERATIONS
	Quarter Ended	Nine Months Ended	12 Months Ended
		September 30,  		September 30,  		September 30,
	1997	1996	1997	1996	1997	1996
	                 Thousands of Dollars
COAL:

REVENUES:
	Revenues		$44,131	$43,941	$122,252	$113,650	$172,504	$163,890
	Intersegment revenues			9,223		8,916		23,872		21,949		33,371		32,593
	53,354	52,857	146,124	135,599	205,875	196,483
EXPENSES:
	Operations and maintenance		31,838	29,853	86,774	82,683	119,951	117,517
	Selling, general and
		administrative		5,510	5,611	15,608	16,166	20,815	23,070
	Taxes other than income
		taxes		6,367	5,453	16,605	14,295	23,194	21,295
	Depreciation, depletion and
		amortization		1,539	1,693	4,286	3,914	6,025	5,782
	Writedowns of long-lived
		assets													55,103
		45,254		42,610		123,273		117,058		169,985		222,767

	INCOME (LOSS) FROM COAL
		OPERATIONS		8,100	10,247	22,851	18,541	35,890	(26,284)

OIL AND NATURAL GAS:

REVENUES:
	Revenues 		39,306	28,684	116,114	87,153	153,493	114,342
	Intersegment revenues			35		26		230		192		331		268
	39,341	28,710	116,344	87,345	153,824	114,610
EXPENSES:
	Operations and maintenance		28,974	17,921	76,912	53,372	100,516	70,756
	Selling, general and
		administrative		2,515	2,547	7,521	7,479	10,194	9,988
	Taxes other than income
		taxes		909	616	3,562	2,374	4,120	2,722
	Depreciation, depletion and
		amortization		4,334	4,238	12,769	12,826	17,022	16,785
	Writedowns of long-lived
		assets													19,194
		36,732		25,322		100,764		76,051		131,852		119,445

	INCOME (LOSS) FROM OIL AND
		NATURAL GAS OPERATIONS		2,609	3,388	15,580	11,294	21,972	(4,835)

INDEPENDENT POWER:

REVENUES:
	Revenues		18,007	18,773	52,225	56,773	70,773	76,387
	Earnings from unconsolidated
		investments		3,266	3,132	7,938	8,991	20,121	10,534
	Intersegment revenues			358		313		1,572		734		2,265		821
	21,631	22,218	61,735	66,498	93,159	87,742

EXPENSES:
	Operations and maintenance		16,615	16,375	47,275	47,861	63,687	65,605
	Selling, general and
		administrative		896	1,939	3,092	3,805	4,510	4,897
	Taxes other than income
		taxes		222	480	1,468	1,362	1,888	1,700
	Depreciation, depletion and
		amortization			948		841		1,914		2,409		3,299		3,367
		18,681		19,635		53,749		55,437		73,384		75,569

INCOME FROM INDEPENDENT POWER
	OPERATIONS		$	2,950	$	2,583	$	7,986	$	11,061	$	19,775	$	12,173

	Exhibit 99c
NONUTILITY OPERATIONS (continued)
	Quarter Ended	Nine Months Ended	12 Months Ended
		September 30,  		September 30,  		September 30,
	1997	1996	1997	1996	1997	1996
	                 Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
	Revenues		$	8,824	$	6,639	$	23,898		$19,518	$32,022	$26,071
	Intersegment revenues			201				587				720		131
	9,025	6,639	24,485	19,518	32,742	26,202

EXPENSES:
	Operations and maintenance		5,204	4,470	15,568	12,969	20,915	17,075
	Selling, general and
		administrative		1,401	1,289	4,927	4,011	6,414	5,275
	Taxes other than income
		taxes		241	80	570	272	689	370
	Depreciation, depletion and
		amortization			472		238		1,013		673		1,250		891
		7,318		6,077		22,078		17,925		29,268		23,611

	INCOME FROM TELECOMMUNICATIONS
		OPERATIONS		1,707	562	2,407	1,593	3,474	2,591

OTHER OPERATIONS:

REVENUES:
	Revenues		985	333	1,690	878	2,012	1,599
	Intersegment revenues			917		169		2,031		578		2,236		775
	1,902	502	3,721	1,456	4,248	2,374
EXPENSES:
	Operations and maintenance		1,159	314	1,854	869	2,191	1,283
	Selling, general and
		administrative		1,232	253	3,881	1,554	4,465	2,216
	Depreciation, depletion and
		amortization			133		168		399		507		572		773
		2,524		735		6,134		2,930		7,228		4,272

	LOSS FROM OTHER OPERATIONS		(622)	(233)	(2,413)	(1,474)	(2,980)	(1,898)

INTEREST EXPENSE AND OTHER:
	Interest		1,335	1,526	4,234	3,504	5,558	4,219
	Other (income) deductions -
		net			(2,128)		(2,359)	(16,305)		(4,700)	(18,368)		(8,288)
		(793)		(833)	(12,071)	(1,196)	(12,810)		(4,069)

INCOME (LOSS) BEFORE INCOME
		TAXES		15,537	17,380	58,482	42,211	90,941	(14,184)

INCOME TAXES			3,231		4,795		17,603		11,856		31,034	(11,218)

NONUTILITY NET INCOME (LOSS)
	AVAILABLE FOR COMMON STOCK		$12,306	$12,585	$40,879	$30,355	$59,907	$(2,966)

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


		     THE MONTANA POWER COMPANY
		 (Registrant)


		By /s/ J. P. Pederson
		J.P. Pederson
		Vice President and Chief
			Financial and Information
			Officer

Dated:  October 23, 1997





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